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Arthur Andersen LLP
Suite 5600
901 Main Street
Dallas  TX  75202-3799

Tel 214 741 8300

www.andersen.com

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

May 22, 2002

Gentlemen:

We have read the first four paragraphs of Item 4 as they relate to Arthur Andersen LLP included in the Form 8-K dated May 22, 2002, of Lennox International Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP

By  /s/ Frederick W. Kraft
       Frederick W. Kraft

cc:
Richard A. Smith
Lennox International Inc.